NOTE 6: ACQUISITION OF KAI MEDICAL	12 Months Ended
Dec. 31, 2020
Disclosure of detailed information about business combination [abstract]
ACQUISITION OF KAI MEDICAL

On October 5, 2020, the Company acquired 100% of the membership interest of Kai Medical Laboratory, LLC (“Kai Medical”), for consideration with a fair value of $20,050 comprised of 500,000 stock options with a fair value of $10,025 and 500,000 warrants with a fair value of $10,025. The options and warrants are exercisable at a price of $0.04 (C$0.05) and expire on October 5, 2023. The options and warrants were valued using a Black-Scholes option pricing model with the following assumptions: three year expected life, risk free rate of 0.23%, share price of $0.03 (C$0.04) and volatility of 119.32%.

The transaction has been accounted for as a business combination under IFRS 3 – Business Combinations.

KAI Medical Laboratory operates a high-complexity CLIA and COLA accredited laboratory that provides reliable and accurate testing solutions to hospitals, medical clinics, pharmacies, and employer groups.

The following table summarizes the final purchase price allocation:

Assets Acquired	$
Cash	9,826
Accounts receivable	1,314
Prepaid	8,002
Property and equipment	1,422,819
Intangible asset	245,000
1,686,961

Liabilities Assumed
Accounts payable and accrued liabilities	406,528
Loan payable	1,139,577
Lease liability	294,669
Disaster loan	59,846
PPP loan	77,028
Net assets at fair value, as at October 5, 2020	(290,687)

Consideration
Fair value of 500,000 stock options issued	10,025
Fair value of 500,000 warrants issued	10,025
Total Consideration	20,050

Goodwill	310,737

Accounts receivable had a fair value of $1,314 while gross contractual accounts receivable were $32,448 at the date of acquisition.

Property and equipment acquired included $294,669 of right-of-use assets.

The intangible asset is comprised of the laboratory certification license which was valued at replacement cost which approximates the costs incurred by Kai Medical to acquire the laboratory certification license.

The loan payable had a principal balance of $1,139,577, accrues interest at the prime rate plus 2% and matures on June 7, 2028. The prime rate as at October 5, 2020 was 3.25%. The loan payable’s fair value was determined to be equal to its carrying value as the loan is collateralized, the borrower did not breach any of the default provisions, and the lender is an unrelated third party.

The disaster loan had a principal balance of $150,000, accrues interest at 3.75% per annum and matures on June 24, 2040. The disaster loan was fair valued at $59,846 using a discount rate of 13.83%.

The PPP loan had a principal balance of $89,379, accrues interest at 1.00% per annum and matures on April 30, 2022. The PPP loan was fair valued at $77,028 using a discount rate of 16.63%.

The lease liability represents four leases with a fair value of $294,669 on the date of acquisition, which is the net present value of the minimum future lease payments determined using the following assumptions:

	Lease 1	Lease 2	Lease 3	Lease 4
Remaining term (months)	20	5	55	55
Monthly payments	$3,050 to $3,250	$2,850	$2,554	$2,041
Incremental borrowing rate	5.5%	5.5%	5.5%	5.5%
Fair value on acquisition	$60,145	$14,039	$122,536	$97,949

The goodwill generated as a result of this acquisition relates to other intangible assets that do not qualify for separate recognition.

The results of operations are included in the Company’s consolidated loss and comprehensive loss for the period since the acquisition date. From the closing date of the acquisition on October 5, 2020 to December 31, 2020, Kai Medical contributed revenues of $653,124 and net income of $140,048 to the Company’s results. If the acquisition occurred on January 1, 2020, management estimates that revenue would have increased by $608,710 and net loss would have been increased by approximately $403,288, respectively.